PROMISSORY NOTE


$1,700,000                   Houston, Texas                    November 14, 2000

     FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of EQUIVA TRADING COMPANY ("Payee"), at its offices in Houston, Harris County, Texas, the sum of ONE MILLION SEVEN HUNDRED THOUSAND DOLLARS ($1,700,000), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated of even date herewith by and between maker and Payee (as amended, restated, or supplemented from time to time, the ("Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

     This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable with provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

     Without being limited thereto or thereby, this Note is secured by the Security Instruments.

     THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.


                                          MAKER:

                                          PLAYA MINERALS & ENERGY, INC.


                                          By: /s/ John Ehrman
                                              ----------------------------------
                                              Printed Name:  John Ehrman
                                              Title: President